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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report:  May 19, 2004
Date of Earliest Event Reported: May 18, 2004

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                   001-15395              52-2187059
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                               11 West 42nd Street
                               New York, NY 10036
                    (Address of principal executive offices)




Registrant's telephone number, including area code:      (212) 827-8000


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Item 5.  Other Events.
         ------------

         Exhibit        Description
         -------        ------------

          99.1 Martha Stewart Living Omnimedia, Inc. Press Release, dated May 18, 2004.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: May 19, 2004


                               MARTHA STEWART LIVING OMNIMEDIA, INC.


                               By: /s/ James Follo
                                   -------------------------------------
                                   James Follo
                                   Executive Vice President, Chief Financial and Administrative Officer



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                                Index of Exhibits
                                -----------------

Exhibit No.            Description
-----------            -----------

  99.1 Martha Stewart Living Omnimedia, Inc. press release, dated May 18, 2004.


                                        4